Filed under Rule 497(k)

Registration No.811-7238

SUNAMERICA SERIES TRUST

Supplement to the Summary Prospectus dated May 1, 2013

The following change is effective December 31, 2013:

Equity Index Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section and under the section titled “Portfolio Manager,” with respect to SunAmerica Asset Management Corp., the portfolio management disclosure is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title

Timothy Campion	2013	Lead Portfolio Manager
Kara Murphy	2013	Co-Portfolio Manager
Andrew Sheridan	2013	Co-Portfolio Manager

Please retain this supplement for future reference.

Date:     December 30, 2013